UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

IRON HORSE ACQUISITIONS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41898	85-4105289
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

P.O. Box 2506, Toluca Lake, CA	91610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 290-5383

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one redeemable warrant, and one right entitling the holder to receive one-fifth (1/5) of one share of common stock	IROHU	The Nasdaq Stock Market LLC
Common stock	IROH	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	IROHW	The Nasdaq Stock Market LLC
Rights	IROHR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

Amendment to the Investment Management Trust Agreement

As approved by the stockholders of Iron Horse Acquisitions Corp. (“Iron Horse” or the “Company”) at the special meeting of stockholders held on June 25, 2025 (the “Extension Special Meeting”), the Company entered into an amendment to the Investment Management Trust Agreement, with Continental Stock Transfer & Trust Company (the “Trust Amendment”) dated as of June 25, 2025, to allow the Company to extend the date by which the Company must consummate a business combination up to twelve (12) times, each such extension for an additional one (1) month period, until June 29, 2026.

The foregoing description of the Trust Amendment is qualified in its entirety by reference to the full text of the Trust Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Item 5.03. Amendment to the Amended and Restated Certificate of Incorporation.

As approved by the stockholders at the Extension Special Meeting, the Company filed an amendment to the Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to extend the date by which the Company must consummate a business combination up to twelve (12) times, each such extension for an additional one (1) month period, until June 29, 2026 by providing one business days’ notice to Continental Stock Transfer & Trust Company (the “Trustee”) with the Secretary of State of Delaware on June 25, 2025.

The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Special Meeting for the Business Combination

On June 20, 2025, the Company held a Special Meeting of stockholders (the “Business Combination Special Meeting”). On May 6, 2025, the record date for the Business Combination Special Meeting, there were 8,867,000 shares of common stock of the Company issued and outstanding entitled to be voted at the Business Combination Special Meeting. 8,090,561 shares of common stock of the Company or 91.24% of which were represented in person or by proxy at the Business Combination Special Meeting, constituting a quorum for the Business Combination Special Meeting.

The stockholders approved all of the Proposals at the Business Combination Special Meeting. A summary of the voting results is set forth below:

1. The Business Combination Proposal - To consider and vote upon a proposal to approve and adopt the Amended and Restated Business Combination Agreement, dated as of December 18, 2024, by and among Iron Horse, Rosy Sea Holdings Limited (“Seller”), a company incorporated and existing under the laws of the British Virgin Islands and Zhong Guo Liang Tou Group Limited, a company incorporated and existing under the laws of the British Virgin Islands which is a wholly owned subsidiary of the Seller.

The Business Combination Proposal required the affirmative vote of the majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy. The Business Combination Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
5,958,905	857,538	0	1,274,118

2. The Charter Amendment Proposal - To consider and vote upon a proposal to approve the Second Amended and Restated Certificate of Incorporation of Iron Horse.

The Charter Amendment Proposal required the affirmative vote of the majority of the issued and outstanding shares of common stock. The Charter Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
5,958,905	857,538	0	1,274,118

3. Advisory Proposals - To consider and vote, on a nonbinding advisory basis, upon three separate governance proposals relating to material differences between Iron Horse’s Current Charter and the Amended Charter to be in effect upon the completion of the Business Combination in accordance with the requirements of the Securities and Exchange Commission.

The Advisory Proposals, being presented as three separate sub-proposals (Proposals 3A – 3C), required the affirmative vote of the majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote. The Advisory Proposals received the following votes:

Advisory Proposal 3A:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
5,893,605	922,838	0	1,274,118

Advisory Proposal 3B:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
5,958,605	857,538	300	1,274,118

Advisory Proposal 3C:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
6,940,573	1,149,988	0	0

4. The Nasdaq Proposal - To consider and vote upon a proposal to approve, for purposes of complying with Nasdaq Listing Rules 5635 (a) and (b), the issuance of more than 20% of the issued and outstanding shares of the common stock, par value $0.0001 per share, of Iron Horse and the resulting change in control in connection with the Business Combination.

The Nasdaq Proposal required the affirmative vote of the majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy. The Nasdaq Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
5,958,905	857,538	0	1,274,118

5. The Director Election Proposal - To consider and vote upon a proposal to elect 7 members to serve on New CFI’s board of directors effective upon the consummation of the Business Combination.

The Director Election Proposal requires the affirmative vote of the majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy. The Director Election Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
6,307,715	498,648	10,080	1,274,118

6. The Adjournment Proposal - To consider and vote upon a proposal to approve the adjournment of the Business Combination Special Meeting by the chairman thereof to a later date, if necessary to, among other reasons, permit further solicitation of proxies if there are insufficient votes received at the time of the Business Combination Special Meeting to approve the Condition Precedent Proposals.

The Adjournment Proposal required the affirmative vote of the majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy. The Adjournment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
6,607,401	1,483,160	0	0

Special Meeting for Extension

On June 25, 2025, Iron Horse held the Extension Special Meeting. On May 6, 2025, the record date for the Extension Special Meeting, there were 8,867,000 shares of common stock of the Company issued and outstanding entitled to be voted at the Extension Special Meeting. Of that total, there were 6,900,000 public shares (“Public Shares”) outstanding on the record date, May 6, 2025. 7,274,259 shares of common stock of the Company or 82.04% of which were represented in person or by proxy at the Extension Special Meeting, constituting a quorum for the Extension Special Meeting.

The stockholders approved all of the Proposals at the Extension Special Meeting. A summary of the voting results is set forth below:

1. The Extension Amendment Proposal - To consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a business combination up to twelve (12) times, each such extension for an additional one (1) month period, until June 29, 2026 by providing one business days’ notice to the Trustee.

The Extension Amendment Proposal required the affirmative vote of a majority of the issued and outstanding shares of common stock. The Extension Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
6,286,170	988,088	1	0

2. The Trust Amendment Proposal - To consider and vote upon a proposal to amend the Company’s investment management trust agreement, dated as of December 27, 2023, by and between the Company and the Trustee, to allow the Company to extend the date by which the Company must consummate a business combination up to twelve (12) times, each such extension for an additional one (1) month period, until June 29, 2026.

The Trust Amendment Proposal required the affirmative vote of at least 50% of the Public Shares. The Trust Amendment Proposal received the following votes from the Public Shares:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
4,319,170	988,088	1

3. The Adjournment Proposal - To consider and vote upon a proposal to direct the chairman of the Extension Special Meeting to adjourn the Extension Special Meeting to a later date or dates, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Extension Amendment Proposal, (ii) to approve the Trust Amendment Proposal, or (iii) if a quorum is not present at the Extension Special Meeting.

The Adjournment Proposal required the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of common stock who are present ( virtually) or represented by proxy and entitled to vote thereon at the Extension Special Meeting. The Adjournment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
6,286,170	988,088	1	0

Item 8.01. Other Events.

In connection with the stockholders’ vote at the Business Combination Special Meeting and the Extension Special Meeting, 6,751,349 shares of common stock were tendered for redemption. The Company plans to close the business combination as described in the Proxy Statement as soon as possible.

On June 26, 2025, the Company provided a notice to the Trustee that the Company is extending the time available in order to consummate a Business Combination for an additional one (1) month, from June 29, 2025 to July 29, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of the Company
10.1	Amendment to the Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company dated June 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2025	IRON HORSE ACQUISITIONS CORP.

	By:	/s/ Jose Antonio Bengochea
	Name:	Jose Antonio Bengochea
	Title:	Chief Executive Officer